Exhibit 10.53 EXECUTION VERSION THIRD AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT This THIRD AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of March 20, 2015, is entered into by and among the following parties: (i) TRANSDIGM RECEIVABLES LLC, a Delaware limited liability company, as Seller; (ii) TRANSDIGM, INC., a Delaware corporation, as Servicer; (iii) PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Purchaser Agent for its Purchaser Group and as Administrator ("PNC"); (iv) ATLANTIC ASSET SECURITIZATION LLC ("Atlantic"), as a Conduit Purchaser; and (v) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK ("CACIB"), as a Committed Purchaser and as Purchaser Agent for its and Atlantic's Purchaser Group. Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below. BACKGROUND A. The parties hereto have entered into a Receivables Purchase Agreement, dated as of October 21, 2013 (as amended, restated, supplemented or otherwise modified through the date hereof, the "Receivables Purchase Agreement"). B. Concurrently herewith, the parties hereto are entering into that certain Amended and Restated Fee Letter (the "Amended Fee Letter"). C. The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows: (a) Clause (vii) of the definition of "Excess Concentration" set forth in Exhibit I to the Receivables Purchase Agreement is amended by deleting the percentage "5.00%" where it appears therein and substituting the percentage "1 0.00%" therefor. 71539113513429494

(b) The definition of "Loss Horizon Ratio" set forth in Exhibit I to the Receivables Purchase Agreement is amended by (i) deleting the percentage "five percent (5%)" where it appears in clause (a)(ii) thereof and substituting the percentage "ten percent (1 0%)" therefor and (ii) deleting the percentage "five percent (5%)" where it appears in clause (a)(iii) thereof and substituting the percentage "ten percent (1 0%)" therefor. SECTION 2. Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrator, each Purchaser and each Purchaser Agent, as follows: (a) Representations and Warranties. Immediately after givmg effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) Eriforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law. (c) No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Purchase and Sale Termination Event, an Unmatured Purchase and Sale Termination Event, a Termination Event or an Unmatured Termination Event. SECTION 3. Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to "this Receivables Purchase Agreement", "this Agreement", "hereof', "herein" or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein. SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction ofthe following conditions precedent: (a) Execution of Amendment. The Administrator shall have received counterparts duly executed by each of the parties hereto. (b) Execution of Amended Fee Letter. The Administrator shall have received counterparts of the Amended Fee Letter duly executed by each of the parties thereto. 2 715391135 13429494

(c) Receipt of Amendment Fee. The Administrator shall have received confirmation that the "Amendment Fees" set forth in the Amended Fee Letter have been paid in accordance with the terms thereof. SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof. SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5- 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). SECTION 7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof. 3 715391135 13429494

IN WITNESS WHEREOF, the parties hereto have execllted this Amendment by their duly authmized officers as of the dnte first above written. 71SJCJII35 13419494 · TRANSDIGM RECEIVABLES LLC, as Seller TRANSDIGM, INC., as Initial Servicer S-1 11lird Amendml:!l/l tu the Recei1•aMes Purdws~t ;1~1'1!1/m~:nt

715391135 13429494 PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as a Purchaser Agent and as Administrator By:~c?~ . Name: Robyn Reeher Title: Vice President S-2 Third Amendme111 to the Rec:eivCibles l'urc:hase Agreement

715391135 13429494 ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser By:._~----,0~~~~~~ Name: ~ Title: Kostantina Kourmpetis ~M ·n?gDir~c~ B~ 2 ~per Title: Managing Director S-3 Third Amendment to the Receivables Purchase Agreement

715391135 13429494 CREDIT AGRICOLE CORPORATE AND INVRSTMENT BANK, as a Committed Purchaser and as Purchaser Agent for its and Atlantic Asset Securitization LLC's ~:~lms~p /2 - Name:~~·-------- Title: S-4 1'l7ird Amendment/a the Receivables Purchas~ Afireement